UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 25, 2003

BACK YARD BURGERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12104	64-0737163
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

1657 N. Shelby Oaks Drive, Suite 105
Memphis, Tennessee 38134-7401
(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code: (901) 367-0888

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURE
EXHIBIT INDEX
EX-99.1 EARNINGS RELEASE DATED JULY 25, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 25, 2003, the Company issued an earnings release regarding its most recently completed quarterly period. A copy of the earnings release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     In accordance with general instruction B.6 of Form 8-K, the information contained in this report is furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2003

BACK YARD BURGERS, INC.

By: /s/ Michael G. Webb
Name: Michael G. Webb
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Earnings Release of the Company dated July 25, 2003.

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